EXHIBIT 10.24

                                 PROMISSORY NOTE

$-------------------
  Total Amount of Note

For value received, the undersigned (hereinafter referred to as "Maker"), promises to pay to the order of Star Financial Bank at the office of Star Financial Bank located at 102 West Van Buren, Columbia City, Indiana 46725 the sum of __________________________________________________________ which represents principal and interest pre-computed over the term hereof; payable in eighty-five (85) combined principal and interest payments as follows:

EQUAL
SUCCESSIVE
MONTHLY
PAYMENTS

OTHER                   (b) $_________ (representing the first payment) be-
THAN EQUAL              ginning on _____________. The remaining pay-
SUCCESSIVE              ments are due on the tenth day of each month
MONTHLY                 thereafter based on the following schedule:
PAYMENTS
                        Payments two through eighty-four @ $___________
                        Payment eighty-five @ $___________

Any payment not made when due shall, at the option of the holder, bear late charges thereon calculated at the rate of 5% of the payment amount, but in no event greater than the highest rate permitted by relevant law. The Maker, any endorsers, guarantors and any other persons obligated hereon, (i) agree that the holder may grant to any one or more of them extensions of the time for payment of this note and/or the maturity of any payment or payments, in whole or in part, without limit as to the number of such extensions, or the period or periods thereof and (ii) waive presentation for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, and notice of the holder's election to accelerate the unpaid balance of all remaining payments.

This note is secured by that certain Security Agreement dated ______________, between the above named payee and maker hereof.

                                         DW Leasing Company, LLC

                                        --------------------------------
                                         Name of Individual, Corporation or
                                         Partnership
                                      By: /s/ Timothy S. Durham, Chairman & CEO

STAR FINANCIAL BANK
102 West Van Buren
Columbia City, Indiana 46725

                                    GUARANTY

                                              Customer: DW Leasing Company, LLC

                                              Customer Number:

                                              Document Date:

      As part of the consideration for the execution of the foregoing Document(s) by STAR FINANCIAL BANK, and in order to induce the execution thereof, the undersigned guarantors do each jointly and severally guarantee payment by Customer therein designated, of all sums to be paid by said Customer under the terms thereof, and do further guaranty full performance of all acts by the Customer to be performed thereunder. This guarantee is absolute, continuing and unlimited without regard to the reliability, validity or enforceability of any liability or obligation of the Customer hereby guaranteed; and STAR FINANCIAL BANK, its successors or assigns, shall not be required to proceed first against Customer, or against any other person, firm or corporation, or against any collateral security held by STAR FINANCIAL BANK, before resorting to the undersigned guarantors, or either of them, for payment. The undersigned do each hereby consent to the forbearance by STAR FINANCIAL BANK for failure of STAR FINANCIAL BANK to enforce any of the rights of STAR FINANCIAL BANK against Customer and further does hereby consent to the granting of consent by STAR FINANCIAL BANK to any modifications of the Documents which do not increase the amount payable thereunder. Further, the undersigned do each waive notice of, and do hereby consent to the release or any other application of any collateral security by STAR FINANCIAL BANK. This guarantee shall be binding upon the heirs, executors, administrators, successors and assigns of the the undersigned, and shall inure to the benefit of the successors and assigns of STAR FINANCIAL BANK.

       The undersigned hereby acknowledge that there exists and will hereafter exist economic and business contracts and activities between Customer and the undersigned which will be of benefit to the undersigned and the guaranty by the undersigned of Customer's obligations hereunder will result in direct financial benefit to the undersigned.

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals at Indianapolis, Indiana this _______ day of ------------.

Witness

---------------------------        ---------------------------
Brian A. Paras                      Timothy S. Durham

---------------------------        ---------------------------
Brian A. Paras                       Pyramid Coach, Inc.
                                     Federal ID#: 62-1644908

---------------------------        ---------------------------

































                                    Page two
                               Star Financial Bank
                                Guaranty document

STAR FINANCIAL BANK
102 West Van Buren
Columbia City, Indiana 46725

                                    GUARANTY

                                           Customer: DW Leasing Company, LLC

                                           Customer Number:

                                           Document Date:

      As part of the consideration for the execution of the foregoing Document(s) by STAR FINANCIAL BANK, and in order to induce the execution thereof, the undersigned guarantee do each jointly and severally guarantee payment by Customer therein designated, of all sums to be paid by said Customer under the terms thereof, and do further guaranty full performance of all acts by the Customer to be performed thereunder. This guarantee is absolute, continuing and unlimited without regard to the reliability, validity or enforceability of any liability or obligation of the Customer hereby guaranteed; and STAR FINANCIAL BANK, its successors or assigns, shall not be required to proceed first against Customer, or against any other person, firm or corporation, or against any collateral security held by STAR FINANCIAL BANK, before resorting to the undersigned guarantors, or either of them, for payment. The undersigned do each hereby consent to the forbearance by STAR FINANCIAL BANK for failure of STAR FINANCIAL BANK to enforce any of the rights of STAR FINANCIAL BANK against Customer and further does hereby consent to the granting of consent by STAR FINANCIAL BANK to any payable thereunder. Further, the undersigned do each waive notice of, and do hereby consent to the release or any other application of any collateral security by STAR FINANCIAL BANK. This guarantee shall be binding upon the heirs, executors, administrators, successors and assigns of the the undersigned, and shall inure to the benefit of the successors and assigns of STAR FINANCIAL BANK.

       The undersigned hereby acknowledge that there exists and will hereafter exist economic and business contracts and activities between Customer and the undersigned which will be of benefit to the undersigned and the guaranty by the undersigned of Customer's obligations hereunder will result in direct financial benefit to the undersigned.

       IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals at Indianapolis, Indiana this ____________ day of
  ----------------.

Witness

/s/                                   /s/ Terry Whitesell
---------------------------        ---------------------------
                                      Terry Whitesell

STAR FINANCIAL BANK
102 West Van Buren
Columbia City, Indiana 46725

                               SECURITY AGREEMENT

1. Grant of Security Interest; Description of Collateral.

         Debtor grants to Secured Party a security interest in the property described below, along with all present and future and after acquired attachments, repairs, repair parts, spare parts, accessions, improvements, additions, and accessories thereto and replacements and proceeds thereof, including amounts payable under any insurance policy, all hereinafter referred to collectively as "Collateral":

                            SEE ATTACHED SCHEDULE "A"

2. What Obligations the Collateral Secures.

         Each item of the Collateral shall secure the amount which Debtor is obligated to pay to Secured Party under the Note referenced in Paragraph 3 below, all obligations of Debtor provided for herein, and all other present and future indebtedness or obligations of Debtor to Secured Party of every kind and nature whatsoever (hereinafter the Obligations")

3. Promise to Pay; Terms and Place of Payment.

     Debtor promises to pay Secured Party the total sum of ___________________________________________ as evidenced by that certain promissory note (the "Note") of even date herewith executed by Debtor in favor of Secured Party, together with interest payable thereon, all at the times and in the manner set forth in the Note.

4. Use and Location of Collateral.

         Debtor warrants and agrees that the Collateral is to be used solely for:

  (x) business or commercial purposes (other than agricultural),

  ( ) agricultural purposes, or

  ( ) both agricultural and business or commercial purposes.

                   1219 New Hope Road             Joelton  Davidson Tennessee
  Location:___________________________________________________________________
                    Address                      City       County      State

         Debtor and Secured Party agree that regardless of the manner of affixation, the Collateral shall remain personal property and not become part of the real estate. Debtor agrees to keep the Collateral at the location set forth above and will notify Secured Party in writing of any change in the location of the Collateral within such State within thirty (30) days after such change, but will not remove the Collateral from such state without prior written consent of Secured Party.

5. Late Charges.

         Any payment upon any obligation not made when due shall, at the option of Secured Party, bear late charges thereon calculated at the rate of 5% of the payment amount, but in no event greater than the highest rate permitted by relevant law.

6. Debtor's Warranties and Representations.

         Debtor warrants and represents:

          a. That Debtor is justly indebted to Secured Party for the full amount evidenced by the Note;

          b. That the security interest granted to Secured. Party herein constitutes a valid lien upon all of the Collateral;

          c. That the Debtor's principal place of business is 1219 New Hope Road, Davidson County, Joelton, Tennessee:

          d. That no portion of the Collateral is intended for, nor shall be used for any family, household, or personal purposes;

          e. That, except for the security interest granted hereby, the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances;

          f. That no financing statement covering the Collateral or any proceeds thereof is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, Debtor covenants and agrees to cause same to be terminated or subordinated to the security interest hereby created, at the Secured Party's option;

          g. That all information supplied and statements made by Debtor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Security Agreement with respect to this transaction are and shall be true, correct, valid and genuine; and

          h. That Debtor has full authority to enter into this Security Agreement and in so doing it is not violating its charter or by-laws, any law or regulation or agreement with third parties, and it has taken all such action as May be necessary or appropriate to make this Security Agreement binding upon it.

7. Debtor's Agreements.

      In addition to each and every other agreement and covenant of Debtor herein, Debtor agrees and covenants:

          a. To defend at Debtor's own cost any action, proceeding, or claim affecting the Collateral;

          b. To pay reasonable attorneys' fees (at least 15% of the unpaid balance if not prohibited by law) and other expenses incurred by Secured Party in enforcing its rights against Debtor under this Security Agreement;

          c. To pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Security Agreement; and this obligation shall survive the termination of this Security Agreement;

          d. To give Secured Party written notice of any change in Debtor's name or principal place of business within thirty (30) days after such change;

          e. To use the Collateral in strict compliance with all laws, rules, regulations, and ordinances applicable. to the Collateral and/or Debtor's business;

          f. That, if a certificate of title is required or permitted by law for any portion of the Collateral, Debtor shall obtain such certificate with respect to the Collateral, showing the security interest of Secured Party thereon, and in any event do everything necessary or expedient to preserve or perfect the security interest of Secured Party;

          g. That Debtor will not misuse, fail to keep in good repair, secrete, or without the prior written consent of Secured Party, sell rent, lend, encumber or transfer in any manner whatsoever any of the Collateral notwithstanding Secured Party's right to proceeds;

          h. That Secured Party may enter upon Debtor's premises or wherever the Collateral or any portion thereof may be located at any reasonable time to inspect the Collateral and Debtor's books and records pertaining to the Collateral, and Debtor shall assist Secured party in making such inspection; and

          i. That the security interest granted by Debtor to Secured Party shall continue effective irrespective of the payment of the Note, so long as there are any obligations of any kind, including obligations under guaranties or assignments, owed by Debtor to Secured Party, provided, however, upon any assignment of Security Agreement, the Assignee shall thereafter be deemed for the purpose of this Paragraph the Secured Party under this Security Agreement.

8. Insurance and Risk of Loss.

      All risk of loss, damage to, or destruction of the Collateral shall at all times be on Debtor. Debtor will procure forthwith and maintain at Debtor's expense insurance against all risks of loss or physical damage to the Collateral for the full insurable value thereof for so long as any Obligation remains unpaid. In addition, Debtor shall procure and maintain breach of warranty insurance and such other insurance upon the Collateral and with respect to Debtor's business, in amounts and against such risks as Secured Party may specify, and Debtor shall promptly deliver each policy to Secured Party with a standard long-form mortgagee endorsement attached thereto showing loss payable to Secured Party and providing Secured Party with not less than 30 days written notice of cancellation. Furthermore, each such policy shall be in form, terms and amount and with insurance carriers satisfactory to Secured Party. No act or omission of Debtor or any of its officers, agents, employees, or representatives shall affect the obligations of the insurer to pay the full amount of any loss.

      Debtor hereby assigns to Secured Party any monies which may become payable under any such policy of insurance and irrevocable constitutes and appoints Secured Party as Debtor's attorney in fact (a) to hold each original insurance policy,(b) to make, settle and adjust claims under each policy of insurance, (c) to make claims for any monies which may become payable under such and other insurance on the Collateral, including returned or unearned premiums, and (d) to endorse Debtor's name on any check, draft or other instruments received in payment of claims or returned or unearned premiums. under each policy and to apply the funds to the payment of the indebtedness owing to Secured Party; provided, however, Secured Party is under no obligation to do any of the foregoing.

       If Debtor does not discharge taxes and other liens, assessments, encumbrances, or charges at any time levied or placed on the Collateral, does not pay premiums for insurance on the Collateral before any of such charges become delinquent, or otherwise fails to observe any agreement or covenant set forth herein, Secured Party may, in its discretion, pay such charges, insurance or otherwise perform such acts and things and incur obligations in order to itself cure any such breach by Debtor hereof. Secured Party may, at its discretion, and at least ten (10) days after written notice thereof to Debtor, order and pay for the repair, maintenance, and preservation of the Collateral. Upon demand, Debtor shall reimburse Secured Party for any payment made or expense incurred (including attorney's fees and legal expenses) by Secured Party pursuant to the foregoing authorization, together with interest on the amount of such payment or expense at the rate set forth in Paragraph 5 above from the date of such payment.

9. Events of Default; Acceleration.

      A very important element of this Security Agreement is that Debtor make all its payments promptly as agreed and that the Collateral continue to be in good condition and adequate security for the indebtedness. The following are events of default under this Security Agreement which will allow Secured Party to take such action under this Paragraph and under Paragraph 10 as it deems necessary:

          a.   Any of Debtor's obligations are not paid when due;

          b. Debtor breaches any warranty or provision hereof, or of any note or of any other instrument or agreement delivered by Debtor to Secured Party in connection with this or any other transaction;

          c. Debtor dies, becomes insolvent or ceases to do business as a going concern;

          d. It is determined that Debtor has given Secured Party materially erroneous or misleading information regarding its financial condition;

          e.   Any of the Collateral is lost or destroyed;

          f. A petition or complaint in bankruptcy or for arrangement or reorganization or for relief under any insolvency law is filed by or against Debtor, of Debtor admits its inability to pay its debts as they mature;

          g. Property of Debtor is attached or a receiver is appointed for Debtor;

          h. Whenever Secured Party in good faith believes the prospect of payment or performance is impaired or in good faith believes the Collateral is insecure;

          i. Any guarantor, surety or endorser for Debtor dies or defaults in any obligation or liability to Secured Party or any guaranty obtained in connection with this transaction is terminated or breached.

       If Debtor shall be in default hereunder, the obligations, if Secured Party shall so elect, shall become immediately due and payable and the unpaid principal balance under the Note and any other then-due obligation shall bear interest at the rate of 18% per annum (but in no event greater than the hightest rate permitted of by relevant law) until paid in full. As part of the consideration for making this loan, the parties agree that, for the purpose of determining the amount which Secured Party is entitled to recover in the event of a default, the term "principal" shall include all sums advanced or disbursed by Star Financial Bank to any other party on behalf of Debtor or toward satisfaction of any obligation of Debtor, and all sums not advanced to or on behalf of Debtor but advanced to a third party in the nature of a broker's or finder's fee.

 10.    Secured Party's Remedies After Default; Consent to Enter Premises.

      Upon Debtor's default and at any time thereafter, Secured Party shall have all rights and remedies of a secured party under the Uniform Commercial Code then in effect and any other applicable laws, including the right to any deficiency remaining after disposition of the Collateral for which Debtor hereby agrees to remain full liable. Debtor agrees that Secured Party, by itself or its agent, to the extent permitted by law, may without notice to any person and without judicial process of any kind, enter into any premises or upon any land owned, leased or otherwise under the real or apparent control of Debtor or any agent of Debtor where collateral may be or where Secured Party believes the Collateral may be, and disassemble, render unusable and/or repossess all or any item of the Collateral, disconnecting and separating all Collateral from any other property. Debtor expressly waives all further rights to possession of the Collateral after default and all claims for injuries suffered through or loss caused by such entering and/or repossession. Secured Party may require Debtor to assemble the Collateral and return it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties.

      Secured Party will give Debtor reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown herein at lease ten (10) days before the time of the sale or disposition.

      Expenses of retaking, holding, preparing for sale, selling and the like shall include reasonable attorney's fees and other legal expenses. Debtor understands that Secured Party's rights are cumulative and not alternative.

  11.    Waiver of Defaults; Agreement Inclusive.

      Secured Party may in its sole discretion waive a default, or cure, at Debtor's expense, a default. Any such waiver in a particular instance or of a-particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Security Agreement or any related note, instrument or agreement shall bind Secured Party unless in writing signed by Secured Party. No oral agreement shall be binding.

12. Financing Statements; Certain Expenses.

      If permitted by law, Debtor authorizes and appoints as attorney-in-fact Secured Party to file financing statements from time to time with respect to the Collateral signed only by Secured Party, and to file a carbon, photograph or other reproduction of this Security Agreement or of a financing statement. At the request of Secured Party, Debtor shall execute any financing statements, agreements or documents, in form satisfactory to Secured Party which Secured Party may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral, and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by Secured Party. Debtor also agrees to pay all costs and expenses incurred by Secured Party in conducting UCC, tax or other lien searches against the Debtor or the Collateral and such other fees as may be agreed.

  13. Waiver of Defenses Acknowledgment.

       If Secured Party assigns this Security Agreement to a third party ("Assignee"), then after such assignment:

          a. Debtor will make all payments directly to such Assignee at such place as Assignee may from time to time designate in writing;

          b. Debtor agrees that it will settle all claims, defenses, setoffs and counterclaims it may have against Secured Party directly with Secured Party and will not set up any such claim, defense, setoff, or counterclaim against Assignee, Secured Party hereby agreeing to remain responsible therefore;

          c. Secured Party shall not be Assignee's agent for any purpose and shall have no authority to change or modify this Security Agreement or any related document or instrument; and

          d. Assignee shall have all of the rights and remedies of Secured Party hereunder but none of Secured Party's obligations.

14. Miscellaneous.

      Debtor waives all exemptions. Secured Party may correct patent errors herein and fill in such blanks as serial numbers, date of first payment and the like. Any provisions hereof contrary to, prohibited by or invalid under applicable laws or regulations shall be inapplicable and deemed omitted herefrom, but shall not invalidate the remaining provisions hereof.

      No transfer, renewal, extension, or assignment of this instrument, the Obligations secured, or any interest hereunder, and no loss, damage, or destruction of the Collateral, and no taking of security in other collateral, shall release Debtor from this instrument or the obligations secured hereunder.

      Except as otherwise provided herein or by applicable law, the Debtor shall have no right to prepay the indebtedness described in Paragraph 3, or in any promissory note executed in connection with this Security Agreement. Debtor and Secured Party each hereby waive any right to a trial by jury in any action or proceeding with respect to, in connection with, or arising out of this Security Agreement. Debtor acknowledges receipt of a true copy and waives acceptance hereof. If Debtor is a corporation, this Security Agreement is executed pursuant to authority of its Board of Directors. Except where the context otherwise requires, "Debtor" and "Secured Party" include the heirs, executors or administrators, successors or assigns of those parties but nothing herein shall authorize Debtor to assign this Security Agreement or its right in and to the Collateral. If more than one Debtor executes this Security Agreement, their obligations under this Security Agreement shall be joint and several. Time is of the essence of this Security Agreement.

      If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in this Security Agreement or, in any other agreement made in connection with this transaction, it is agreed that:

       a. The total of all consideration which constitutes interest under applicable law that is contracted for, charged, or received upon this Security Agreement or any such other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Debtor; and

       b. If Secured Party elects to accelerate the maturity of, or if Secured Party permits Debtor to prepay the indebtedness, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law, and any excess interest, if any, provided for in this Security Agreement or otherwise, shall be credited to Debtor automatically as of the date of acceleration or prepayment.

  15. Governing Law and Consent to Jurisdiction.

      This Security Agreement shall be deemed to have been executed and delivered in the State of Indiana and such execution and delivery shall constitute the transaction of business within such State by courts located within such State. Any action hereupon shall be brought only within the state or federal courts seated in Marion county, Indiana, and Debtor hereby consents to and submits to the personal jurisdiction of such courts. This Security Agreement and the right and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Indiana.

16.      Individual Representation.

      The individual executing this Security Agreement on Debtor's behalf hereby represents and warrants that he or she is signing on Debtor's behalf and that such individual is fully authorized to do so.

Dated: _____________________

 Secured Party:                        Debtor:

 Star Financial Bank                   DW Leasing Company, LLC

 By_________________ Title             By /s/ Timothy S. Durham, Chairman & CEO

 102 West Van Buren                       502 Crossover Road
 --------------------------              -----------------------------
 Address                                 Address

  Columbia City IN       46725          Tupelo Mississippi 38801
 -----------------------------          -------------------------------------
  City       State    Zip Code           City            State      Zip Code

                                   Schedule A

Quantity                                  Description of Collateral








Dated:

Secured Party:                        Debtor:

Star Financial Bank                   DW Leasing Company, LLC

By                      Title         By /s/ Timothy S. Durham, Chairman & CEO

                   SCHEDULE OF MATERIAL DETAILS FOR LOANS FROM
                             STAR FINANCIAL BANK TO
                              DW LEASIG COMPAY, LLC


                                          Amount of Payments   Amount of Balloon
   Date of Loan     Amount of Loan No. of Payments                 Payments

3/15/2000         $   1,287,005.36   85       $   11,190.34   $   347,000.00
3/27/2000         $     721,493.36   85       $    6,260.04   $   195,650.00